UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 25, 2005

Financial Institutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-26481	16-0816610
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

220 Liberty Street, Warsaw, New York		14569
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-786-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On March 25, 2005 Wyoming County Bank ("WCB"), a subsidiary of the Company, and Jon J. Cooper, its President, entered into a separation agreement pursuant to which Mr. Cooper will resign effective April 1 and will be paid severance equal to one year’s base salary and the annual incentive compensation paid for 2004, retain his Company auto and receive certain other benefits for up to one year. The agreement is filed as Exhibit 10.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1 Separation Agreement and Release, dated as of March 25, 2005, among Wyoming County Bank, Financial Institutions, Inc., and Jon J. Cooper.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Institutions, Inc.

March 31, 2005	By:	Ronald A. Miller

Name: Ronald A. Miller
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Separation Agreement and Release, dated as of March 25, 2005, among Wyoming County Bank, Financial Institutions, Inc., and Jon J. Cooper.